Exhibit 21

Subsidiaries of the Registrant.

The registrant had no parent at December 31, 2003.

As of December 31, 2003, The Rouse Company holds the indicated interest (100% unless otherwise noted) in the following entities:

Hermes, Incorporated, a Maryland corporation

Howard Hughes Properties, Inc., a Nevada corporation

HRD Properties, Inc., a Maryland corporation

HRD Remainder, Inc., a Maryland corporation

The Hughes Corporation, a Delaware corporation

Rouse Capital, a Delaware business trust(1)

Rouse Property Management, Inc., a Maryland corporation (99.9% owned)

Rouse-Wincopin, LLC, a Maryland LLC

The Rouse Company Business Trust, a Maryland business trust(2)

TRC Exton Plymouth 12 through 39, LLC, Delaware LLCs(3)

TRC Gallery at Market East 1 through 39, LLC, Delaware LLCs(4)

TRC Property Holdings, Inc., a Maryland corporation

TRCGP, Inc., a Maryland corporation

TWC Operating Holdings, Inc., a Delaware corporation

Howard Hughes Properties, Inc. holds the indicated interest (100% unless otherwise noted) in the following entities:

10000 West Charleston Boulevard, LLC, a Nevada LLC

Centerpoint Plaza Co., a general partnership, a Nevada partnership(5)

Howard Hughes Canyon Pointe Q3, LLC, a Nevada LLC

Howard Hughes Canyon Pointe Q4, LLC, a Nevada LLC

Howard Hughes Centerpoint, LLC, a Nevada LLC

Howard Hughes Properties IV, LLC, a Delaware LLC

Howard Hughes Properties V, LLC, a Delaware LLC

Howard Hughes Properties VI, LLC, a Nevada LLC

Howard Hughes Properties VII, LLC, a Nevada LLC

HRD-HHP Holdings, LLC, a Nevada LLC

Rouse Westin, Inc., a Maryland corporation

Centerpoint Plaza Co., a general partnership holds the indicated interest (100% unless otherwise noted) in the following Nevada entities:

Center Pointe Plaza, LLC (50% owned)

Rouse Westin, Inc. holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

DTA Acquisition LLC (48.1176% owned)

HRD Properties, Inc. holds the indicated interest (100% unless otherwise noted) in the following entities:

BCI Holdings, Inc., a Maryland corporation

Greengate Mall, Inc., a Pennsylvania corporation

Philadelphia Gallery II, a Pennsylvania business trust(2)

RREF Hotel Holdings, Inc., a Maryland corporation

Rouse-Abbey, LLC, a Maryland LLC

Rouse-Kravco, LLC, a Maryland LLC

TRC NJ Holding LP(5)

VCK Holdings, Inc., a Maryland corporation

BCI Holdings, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Brandywood, Inc.

Rouse-Brandywood, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Brandywood Development Limited Partnership (50% owned)(5)

RREF Hotel Holdings, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Fairwood Development Corporation

Rouse-Fairwood Development Corporation holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Fairwood Development Limited Partnership (38.8% owned)(5)

Rouse Holding Limited Partnership (70% owned)(5)

Rouse Investment Limited Partnership (70% owned)(5)

Rouse-Fairwood Development Limited Partnership holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Fairwood-Endeavor Front-Foot Benefit Company, LLC

Fairwood-Four Front-Foot Benefit Company, LLC

Fairwood-Prospect Front-Foot Benefit Company, LLC

Fairwood-Three Front-Foot Benefit Company, LLC

Rouse-Abbey, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Abbey Acquisition, LLC (27.285% owned)

VCK Holdings, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Canyon Springs, Inc.

The Rouse Development Company of California, Inc.

Rouse-Canyon Springs, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Canyon Springs Development Limited Partnership(5)

Canyon Springs Mall General Partnership(5)

HRD Remainder, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

The Howard Research And Development Holdings Corporation

North Star Mall II, LLC

RV Joint Venture (50% owned)(5)

West Kendall Holding, LLC

Willowbrook II, LLC

The Howard Research And Development Holdings Corporation holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

ACB Parking Business Trust(2)

Benson Park Business Trust(2)

CM Theatre Business Trust(2)

CMI Corporate Parking Business Trust(2)

Columbia Crossing, Inc.

Columbia Gateway, Inc.

Columbia Management, Inc.

Dorsey’s Search Village Center, Inc.

Eighty Columbia Corporate Center, Inc.

Fashion Show II, LLC

Fifty Columbia Corporate Center, Inc.

Forty Columbia Corporate Center, Inc.

Gateway Investor, LLC

Gateway Retail Center, Inc.

GEAPE III, Inc.

Hickory Ridge Village Center, Inc.

The Howard Research And Development Corporation (98% owned)

Harpers Choice Business Trust(2)

HRD Parking, Inc.

King’s Contrivance Village Center, Inc.

Lakefront North Parking, Inc.

Lot 48 Business Trust(2)

Lot 49 Business Trust(2)

LRVC Business Trust(2)

Mall Entrances Business Trust(2)

Oakland Ridge Commercial, Inc.

Oakland Ridge Industrial Development Corporation

Parcel C Business Trust(2)

Parcel D Business Trust(2)

Rouse Columbia Contribution, LLC(6)

Rouse-Phoenix Hotel Corporation

Rouse-Phoenix Hotel Parking, Inc.

Rouse-River Hill Village Center, Inc.

Sixty Columbia Corporate Center, Inc.

Town Center East Parking Lot Business Trust(2)

TRC Parking Business Trust(2)

Wincopin Restaurant Business Trust(2)

Eighty Columbia Corporate Center, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Eighty Columbia Corporate Center, LLC

Fifty Columbia Corporate Center, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Parkside Limited Partnership(5)

Forty Columbia Corporate Center, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Parkview Office Building Limited Partnership(5)

GEAPE III, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

GEAPE Land Holdings, Inc.

The Howard Research And Development Corporation (1.8% owned)

GEAPE Land Holdings, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

The Columbia Development Corporation

GEAPE Land Holdings II, Inc.

The Columbia Development Corporation holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Columbia Mall, Inc.

Dobbin Road Commercial, Inc.

Guilford Industrial Center, Inc.

Columbia Mall, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

10 CCC Business Trust(2)

20 CCC Business Trust(2)

30 CCC Business Trust(2)

CM-H Business Trust(2)

CM-N Business Trust(2)

Columbia Mall Business Trust(2)

Harper’s Choice Village Center, Inc.

HRD Parking Deck Business Trust(2)

Longfellow Business Trust(2)

The Mall in Columbia Business Trust(2)

Merriweather Post Business Trust(2)

Running Brook Business Trust(2)

Seventy Columbia Corporate Center, Inc.

Sterrett Building Business Trust(2)

Town Center East Business Trust(2)

TSNC Business Trust(2)

Columbia Mall Business Trust holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Columbia Mall SPE, LLC

Seventy Columbia Corporate Center, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Seventy Columbia Corporate Center Limited Partnership(5)

The Howard Research And Development Corporation holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Columbia Land Holdings, Inc.

Emerson Corporation

ExecuCentre, LLC

HRD Commercial Properties, Inc.

HRD Investment, Inc.

LP Rouse-Houston, LLC

Rouse-Houston GP, LLC

Rouse-MerchantWired, Inc.

Rouse Transportation, LLC

Stansfield-Laurel, Inc.

Stone Lake Corporation

Rouse-Houston GP, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Houston, LP(5)

Stansfield-Laurel Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Hammond Branch Joint Venture (50% owned)(5)

Rouse Columbia Contribution, LLC holds the indicated interest (100% unless otherwise noted) in the following Michigan entities:

Lakeside Mall, LLC

Rouse-River Hill Village Center, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

River Hill Village Center II, LLC (59.9% owned)

Sixty Columbia Corporate Center, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Park Square Limited Partnership(5)

North Star Mall II, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

NS Mall L.P.(5)

NS Mall L.P. holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

HRE-NSLP, LLC

HRE NSLP, LLC holds the indicated interest (100% unless otherwise indicated) in the following Delaware entities:

NSMJV, L.P.

NSMJV, L.P. holds the indicated interest (100% unless otherwise indicated) in the following Delaware entities:

HRE-NS, LLC

HRE-NS, LLC holds the indicated interest (100% unless otherwise noted) in the following New York entities:

The North Star Mall Joint Venture(5)

Willowbrook II, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Franklin Park Mall, LLC (1.16% owned)

Franklin Park Mall, LLC holds the indicated interest (100% unless otherwise noted) in the following entities:

TRC Willow, LLC, a Maryland LLC

Weeping Willow RNA, LLC, a Delaware LLC

Willow SPE, LLC, a Delaware LLC

TRC Willow, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Willowbrook Mall, LLC (36.5% owned)

Weeping Willow RNA, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Willowbrook Mall, LLC (62.5% owned)

Willow SPE, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Willowbrook Mall, LLC (1% owned)

The Hughes Corporation holds the indicated interest (100% unless otherwise noted) in the following entities:

The Howard Hughes Corporation, a Delaware corporation

Howard Hughes Realty, Inc., a Nevada corporation

THC-HRE, LLC, a Maryland LLC

WEA-HRE Abbey, Inc., a Delaware corporation

The Howard Hughes Corporation holds the indicated interest (100% unless otherwise noted) in the following entities:

3790 HHP LLC, a Delaware LLC

3883 HHP LLC, a Delaware LLC

3993 HHP LLC, a Delaware LLC

Howard Hughes Properties, Limited Partnership, a Delaware limited partnership(5)

Hughes Properties, Inc., a Nevada corporation

H-Tex, Incorporated, a Texas corporation

Red Rock Investment, LLC, a Nevada LLC

Summa Corporation, a Delaware corporation

Summerlin Corporation, a Delaware corporation

TWC Land Development, LLC, a Delaware LLC

Howard Hughes Properties, Limited Partnership holds the indicated interest (100% unless otherwise noted) in the following entities:

325 HCD LLC, a Delaware limited liability company

335 HCD LLC, a Delaware limited liability company

355 HCD LLC, a Delaware limited liability company

3770 Hughes Parkway Associates, Limited Partnership, a Nevada limited partnership (67% owned)(5)

3800 HHP LLC, a Delaware limited liability company

3930 Building Partnership, a Nevada limited partnership (50% owned)(5)

395/375/365 HCD LLC, a Delaware limited liability company

3960 HHP LLC, a Delaware limited liability company

4043 HHP LLC, a Delaware limited liability company

HC .35 Acre Tract LLC, a Delaware limited liability company

HCD/Parking LLC, a Delaware limited liability company

Howard Hughes Properties I, LLC, a Nevada limited liability company

Howard Hughes Properties II, LLC, a Nevada limited liability company

Howard Hughes Properties III, LLC, a Nevada limited liability company

Lake Mead and Buffalo Partnership, a Nevada partnership (50% owned)(5)

Rouse SI Shopping Center, LLC, a Maryland LLC (50.5% owned)

S-R Nevada Properties, LLC, a Nevada LLC (13% owned)

Trails Village Center Company, a Nevada partnership (50% owned)(5)

S-R Nevada Properties, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Airport Cheyenne Venture, LLC

Summerlin Centre, LLC

Summerlin Corporation holds the indicated interest (100% unless otherwise noted) in the following Nevada entities:

HHP Government Services, Limited Partnership(5)

TWC Land Development, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

TWC Land Development LP(5)

TWC Land Development LP holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The Woodlands Land Development Co., LP (42.5% owned)(5)

The Woodlands Land Development Co., LP holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The Woodlands Custom Residential Sales, LLC

The Woodlands Holding Hotel GP, LLC

Woodlands VTO 2000 Land GP, LLC

The Woodlands Custom Residential Sales, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The Woodlands Custom Sales, LP(5)

The Woodlands Hotel Holding GP, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The Woodlands Holding Hotel, LP(5)

The Woodlands Holding Hotel, LP holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The Woodlands Hotel GP, LLC

The Woodlands Hotel GP, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The Woodlands Hotel, LP(5)

Woodlands VTO 2000 Land GP holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Woodlands VTO 2000 Land, LP(5)

THC-HRE, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Hex Holding, LLC (100% owned)

Hex Holding, LLC holds the indicated interest (99.9% unless otherwise noted) in the following Delaware entities:

Hexalon Real Estate, Inc.

Hexalon Real Estate, Inc. holds the indicated interest (100% unless otherwise noted) in the following entities:

HRE Collin Creek, Inc., a Delaware corporation

HRE Flanc, Inc., a Delaware corporation

HRE Garden State Plaza, Inc., a Delaware corporation

HRE Lakeside, Inc., a Delaware corporation

HRE Nashland, Inc., a Delaware corporation

HRE North Star, Inc., a Delaware corporation

HRE Pheasant Lane Store, Inc., a Delaware corporation

HRE Twelve Oaks, Inc., a Delaware corporation

Rouse Property Management, Inc., a Maryland corporation (.1% owned)

USC Developers, Inc., a Delaware corporation

USC MainPlace, Inc., a Delaware corporation

USC Managers, Inc., a Delaware corporation

USC Oakbrook, Inc., a Delaware corporation

Weeping Willow I, Inc., a Delaware corporation

HRE Flanc, Inc. holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

HRE KI SMBT(2)

HRE Pennsylvania SMBT(2)

WEA-HRE Abbey, Inc. holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Hex Holding, LLC (43.2941% owned)

Rouse Property Management, Inc. holds the indicated interest (100% unless otherwise noted) in the following entities:

Faneuil Hall Beverage, LLC, a Maryland LLC

Four State Facility Corporation, a Delaware corporation

Harborplace, Inc., a Maryland corporation

Perimeter Mall Facilities, LLC, a Delaware LLC (50% owned)

Rouse-West Dade, Inc., a Maryland corporation

TRC Property Holdings, Inc. holds the indicated interest (100% unless otherwise noted) in the following entities:

DTA Holding, LLC, a Delaware LLC (27.3% owned)

Rouse Tri-Party TRS, Inc. a Maryland corporation

Rouse Tri-Party TRS, Inc. holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Tri-Party Non-586 Assets, LLC (27.3% owned)

TRCGP, Inc. holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

The Rouse Company LP(5)

Terrapin Acquisition, LLC

The Rouse Company LP holds the indicated interest (100% unless otherwise noted) in the following entities:

American City Company, LLC, The, a Maryland LLC

Baltimore Center, LLC, a Delaware LLC

Beachwood Property Holdings, LLC, a Maryland LLC

Charlottetown, LLC, a Maryland LLC

Charlottetown North, LLC, a Maryland LLC

Chesapeake Investors, LLC, a Delaware LLC

Christiana Holdings I LLC, a Delaware LLC

Cuyahoga Land Company, LLC, a Maryland LLC

Four Owings Mills Corporate Center, LLC, a Maryland LLC

Gallery at Market East, LLC, a Delaware LLC (61% owned)

Harborplace Management Company, LLC, a Maryland LLC

Hermes, LLC, a Maryland LLC

HRD Remainder, LLC, a Maryland LLC

Hulen, LLC, a Maryland LLC

Louisville Shopping Center, LLC, a Kentucky LLC

O. M. Land Development, LLC, a Maryland LLC

One Owings Mills Corporate Center, LLC, a Maryland LLC

Plymouth Meeting Property, LLC, a Delaware LLC (61% owned)

Rouse Company at Owings Mills, LLC, The, a Maryland LLC

Rouse Company of Alabama, LLC, The, an Alabama LLC

Rouse Company of Alaska, LLC, The, a Maryland LLC

Rouse Company of Arkansas, LLC, The, a Maryland LLC

Rouse Company of California, LLC, The, a Maryland LLC

Rouse Company of Colorado, LLC, The, a Maryland LLC

Rouse Company of Connecticut, LLC, The, a Delaware LLC

Rouse Company of Florida, LLC, The, a Florida LLC

Rouse Company of Georgia, LLC, The, a Georgia LLC

Rouse Company of Idaho, LLC, The, a Maryland LLC

Rouse Company of Illinois, LLC, The, a Maryland LLC

Rouse Company of Kentucky, LLC, The, a Maryland LLC

Rouse Company of Louisiana, LLC, The, a Maryland LLC

Rouse Company of Maine, LLC, The, a Maryland LLC

Rouse Company of Massachusetts, LLC, The, a Maryland LLC

Rouse Company of Michigan, LLC, The, a Maryland LLC

Rouse Company of Minnesota, LLC, The, a Maryland LLC

Rouse Company of Mississippi, LLC, The, a Maryland LLC

Rouse Company of Montana, LLC, The, a Maryland LLC

Rouse Company of Nevada, LLC, The, a Nevada LLC

Rouse Company of New Hampshire, LLC, The, a Maryland LLC

Rouse Company of New Jersey, LLC, The, a New Jersey LLC

Rouse Company of New Mexico, LLC, The, a Maryland LLC

Rouse Company of New York, LLC, The, a New York LLC

Rouse Company of North Carolina, LLC, The, a Maryland LLC

Rouse Company of North Dakota, LLC, The, a Maryland LLC

Rouse Company of Ohio, LLC, The, an Ohio LLC

Rouse Company of Oklahoma, LLC, The, a Maryland LLC

Rouse Company of Oregon, LLC, The, a Maryland LLC

Rouse Company of Pennsylvania, LLC, The, a Pennsylvania LLC

Rouse Company of Rhode Island, LLC, The, a Maryland LLC

Rouse Company of South Carolina, LLC, The, a Maryland LLC

Rouse Company of South Dakota, LLC, The, a Maryland LLC

Rouse Company of Tennessee, LLC, The, a Maryland LLC

Rouse Company of Texas, LLC, The, a Texas LLC

Rouse Company of the District of Columbia, LLC, The, a Maryland LLC

Rouse Company of Utah, LLC, The, a Maryland LLC

Rouse Company of Vermont, LLC, The, a Maryland LLC

Rouse Company of Washington, LLC, The, a Maryland LLC

Rouse Company of West Virginia, LLC, The, a Maryland LLC

Rouse Company of Wisconsin, LLC, The, a Maryland LLC

Rouse Company of Wyoming, LLC, The, a Maryland LLC

Rouse Company Protective Trust, Inc., The, a Delaware corporation

Rouse-Coral Gables Development, LLC, a Maryland LLC

Rouse Gallery Management, LLC, a Maryland LLC

Rouse Fashion Show Management, LLC, a Maryland LLC

Rouse Holding Company, LLC, The, a Maryland LLC

Rouse Holding Company of Arizona, LLC, The, a Maryland LLC

Rouse Investing Company, LLC, a Maryland LLC

Rouse IP, LLC, a Maryland LLC

Rouse-Metro Shopping Center, LLC, a Maryland LLC

Rouse-Milwaukee, LLC, a Maryland LLC

Rouse-Milwaukee Garage Maintenance, LLC, a Maryland LLC

Rouse Missouri Holding Company, LLC, a Maryland LLC

Rouse-Mizner Park, LLC, a Delaware LLC

Rouse Oakbrook, LLC, a Delaware LLC

Rouse-Oakwood Shopping Center, LLC, a Maryland LLC

Rouse-Oakwood Two, LLC, a Maryland LLC

Rouse Office Management, LLC, a Maryland LLC

Rouse Office Management of Pennsylvania, LLC, a Maryland LLC

Rouse Owings Mills Management Company, LLC, a Maryland LLC

Rouse-Phoenix Cinema, LLC, a Maryland LLC

Rouse-Randhurst Shopping Center, LLC, a Maryland LLC

Rouse Tri-Party Miscellaneous, LLC, a Maryland LLC

Rouse Tristate Venture, LLC, A Texas LLC

Rouse-Urban Acquisition, LLC, a Maryland LLC

Rouse-Urban, LLC, a Maryland LLC

Rouse-Wates, LLC, a Delaware LLC

RREF Holding, LLC, a Texas LLC

RSE Preferred Acquisitions, LLC, a Maryland LLC

Salem Mall, LLC, a Maryland LLC

Three Owings Mills Corporate Center, LLC, a Maryland LLC

TRC Central, LLC, a Maryland LLC

TRCD, LLC, a Delaware LLC

TWC Commercial Properties, LLC, a Delaware LLC

Two Owings Mills Corporate Center, LLC, a Maryland LLC

Two Willow Company, LLC, a Delaware LLC

Baltimore Center, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Baltimore Center Associates Limited Partnership(5)

Baltimore Center Garage Associates Limited Partnership(5)

Chesapeake Investors, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse Commercial Properties, LLC

Rouse Commercial Properties, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

201 International Associates Limited Partnership(5)

Centerpointe Limited Partnership(5)

Hunt Valley 75 Limited Partnership(5)

Hunt Valley Title Holding Company, LLC

Riverspark Associates Limited Partnership(5)

Rouse Acquisition Finance, LLC

Rouse Commercial Finance, LLC

Rutherford 2 Limited Partnership(5)

Triangle Business Center I Limited Partnership(5)

Hunt Valley Title Holding Company, LLC holds the indicated interest (100% unless otherwise noted) in the following Nevada entities:

Rouse-Teachers Holding Company (5% owned)

Rouse Teachers Holding Company holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Teachers Land Holdings, Inc.

Christiana Holdings I LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Christiana Acquisition LLC (50% owned)

Christiana Acquisition LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Christiana Mall LLC

Christiana Mall, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

CMA Access Company, LLC

Four Owings Mills Corporate Center, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Four Owings Mills Corporate Center Associates Limited Partnership (50% owned)(5)

Four Owings Mills Corporate Center Associates Limited Partnership holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Four Owings Mills Corporate Center Land Limited Partnership (50% owned)(5)

HRD Remainder, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

HRDHC, LLC

HRDHC, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Columbia Crossing, LLC

Columbia Development, LLC

Columbia Gateway, LLC

Columbia Mall Management, LLC

Dorsey’s Search Village Center, LLC

Fifty Columbia Corporate Center, LLC

Forty Columbia Corporate Center, LLC

Gateway Retail Center, LLC

GEAPE III, LLC

Hickory Ridge Village Center, LLC

HRD Parking, LLC

King’s Contrivance Village Center, LLC

Lakefront North Parking, LLC

Oakland Ridge Commercial Group, LLC

Oakland Ridge Industrial Development, LLC

Rouse-Phoenix Hotel, LLC

Rouse-Phoenix Hotel Parking, LLC

Rouse-River Hill Village Center, LLC

Sixty Columbia Corporate Center, LLC

Columbia Development, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Columbia Mall, LLC

Dobbin Road Commercial, LLC

Guilford Industrial Center, LLC

Columbia Mall, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Harpers Choice Village Center, LLC

Seventy Columbia Corporate Center, LLC

GEAPE III, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

GEAPE Land Holdings, LLC

Louisville Shopping Center, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Mall St. Matthews Limited Partnership(5)

One Owings Mills Corporate Center, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

One Owings Mills Corporate Center Associates Limited Partnership (65% owned)(5)

The Rouse Company at Owings Mills, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Owings Mills Limited Partnership(5)

The Rouse Company of California, LLC holds the indicated interest (100% unless otherwise noted) in the following California entities:

Santa Monica Place, Ltd.(5)

The Rouse Company of Florida, LLC holds the indicated interest (100% unless otherwise noted) in the following entities:

Bayside Center Marina Limited Partnership, a Maryland limited partnership(5)

Governor’s Square, LLC, a Florida LLC

Howard Retail Investment Company, LLC, a Maryland LLC

New River Center, LLC, a Florida LLC

Rouse-Bayside, LLC, a Maryland LLC

Rouse-Coral Gables, LLC, a Maryland corporation

Rouse-East Jacksonville, LLC, a Maryland LLC

Rouse-Governor’s Square, LLC, a Maryland corporation

Rouse-Jacksonville, LLC, a Delaware LLC

Rouse-Miami, LLC, a Delaware LLC

Rouse-Orlando, LLC, a Delaware LLC

Rouse-Tampa, LLC, a Florida LLC

Governor’s Square, LLC holds the indicated interest (100% unless otherwise noted) in the following Florida entities:

Governor’s Square Partnership(5)

Rouse-Coral Gables, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Merrick Park LLC (40% owned)

Merrick Park Parking, LLC (40% owned)

Rouse-Coral Gables Property, LLC

Rouse-Miami, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Bayside Center Limited Partnership (83.75% owned)(5)

Rouse-Tampa, LLC holds the indicated interest (100% unless otherwise noted) in the following Florida entities:

Tampa Northwest, Ltd.(5)

The Rouse Company of Georgia, LLC holds the indicated interest (100% unless otherwise noted) in the following entities:

Augusta Mall, LLC, a Maryland LLC

Perimeter Center, LLC, a Maryland LLC

Perimeter Mall Venture, LLC (50% owned), a Delaware LLC

Rouse Columbus Square, LLC, a Maryland LLC

Rouse- Forsyth, LLC ,a Maryland LLC

South DeKalb Mall Management Company, LLC, a Maryland LLC

Perimeter Mall Venture LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Perimeter Mall, LLC

Rouse Columbus Square, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Harbor Development Services Partnership (85% owned)(5)

The Rouse Company of Louisiana, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-New Orleans, LLC

Rouse-New Orleans, LLC holds the indicated interest (100% unless otherwise noted) in the following entities:

New Orleans Riverwalk Associates, a Louisiana partnership(5)

New Orleans Riverwalk Limited Partnership, a Maryland limited partnership(5)

The Rouse Company of Massachusetts, LLC holds the indicated interest (100% unless otherwise noted) in the following entities:

Faneuil Hall Marketplace, LLC, a Delaware LLC

Rouse-Eastfield, LLC, a Maryland LLC

The Rouse Company of Michigan holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse Southland, LLC

Southland Security, LLC

Rouse Southland, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Southland Center Holding, LLC

Southland Center Holding, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Southland Center, LLC

The Rouse Company of Minnesota, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Ridgedale Shopping Center, LLC

Rouse Ridgedale Holding, LLC

Rouse Ridgedale Holding, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Rouse Ridgedale, LLC

Rouse Ridgedale, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Ridgedale Center, LLC

The Rouse Company of Nevada, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

10450 West Charleston Boulevard, LLC, a Nevada LLC

Echelon Acquisition, LLC, a Maryland LLC

Echelon Mall, LLC, a Maryland LLC

Four State Properties, LLC, a Delaware LLC (35% owned)

Harborplace, LLC, a Maryland LLC

One Willow Company, LLC, a Delaware LLC

Paramus Equities, LLC, a Texas LLC

Paramus Park, LLC, a Maryland LLC

Rouse F.S., LLC, a Maryland LLC

Rouse-Fashion Outlet, LLC, a Maryland LLC

Rouse-Las Vegas, LLC, a Nevada LLC

Rouse-Valley Fair, LLC, a Maryland LLC

Rouse-Westdale, LLC, a Maryland LLC

TTC Member, LLC, a Maryland LLC

The Village of Cross Keys, LLC, a Maryland LLC

White Marsh Mall, LLC, a Maryland LLC

Woodbridge Center, LLC, a Maryland LLC

Echelon Mall, LLC holds the indicated interest (100% unless otherwise noted) in the following New Jersey entities:

Echelon Mall Joint Venture(5)

Four State Properties, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Bridgewater Commons, LLC

Rouse-Fashion Place, LLC

Rouse-Park Meadows Holding, LLC

Rouse-Towson Town Center, LLC

TTC SPE, LLC (99% owned)

Rouse-Bridgewater Commons, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Bridgewater Commons Mall, LLC

Bridgewater Commons Mall, LLC holds the indicated interest (100% unless otherwise noted) in the following entities:

Bridgewater Commons Mall Development, LLC, a Maryland LLC

Bridgewater Commons Mall II, LLC, a Delaware LLC

Rouse-Park Meadows Holding, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Park Meadows, LLC

Rouse-Towson Town Center, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Towson TC, LLC (99.5% owned)

Towson TC, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-TTC Funding, LLC

Harborplace, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Harbor Place Associates Limited Partnership(5)

One Willow Company, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The A/T Rouse Limited Partnership(5)

Three Willow Company, LLC

The A/T Rouse Limited Partnership holds the indicated interest (100% unless otherwise noted) in the following entities:

Augusta Mall Partnership, a Georgia partnership(5)

Augusta / Tallahassee Associates, a Delaware partnership (50% owned)(5)

Tallahassee Associates, a Maryland partnership(5)

Three Willow Company, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Franklin Park Mall, LLC (27.93% owned)

Paramus Park, LLC holds the indicated interest (100% unless otherwise noted) in the following New Jersey entities:

Paramus Park Shopping Center Limited Partnership(5)

 Rouse F.S., LLC holds the indicated interest (100% unless otherwise noted) in the following Nevada entities:

FS Entertainment, Inc.

FS Entertainment, Inc. holds the indicated interest (100% unless otherwise noted) in the following Nevada entities:

FS Entertainment, LLC

Rouse-Westdale, LLC holds the indicated interest (100% unless otherwise noted) in the following entities:

H-N-W Associates, L.P., an Iowa limited partnership (58.1% owned)(5)

Westdale Associates, an Illinois partnership (85% owned)(5)

TTC Member, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

TTC SPE, LLC (1% owned)

Towson TC, LLC (.5 % owned)

Two Willow Company, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Franklin Park Mall, LLC (13.97% owned)

The Village of Cross Keys, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Mondawmin Business Trust(2)

VCK Business Trust(2)

Mondawmin Business Trust holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Mondawmin, LLC

White Marsh Mall, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

White Marsh Limited Partnership(5)

White Marsh Limited Partnership holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

White Marsh Mall Associates(5)

White Marsh Phase II Associates(5)

White Marsh Mall Associates holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

White Marsh General Partnership(5)

The Rouse Company of New Jersey, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Paramus Mall Management Company, LLC

Rouse-Burlington, LLC

The Willowbrook Company, LLC

Willowbrook Management Company, LLC

Woodbridge Center, LLC (1% owned)

Rouse-Burlington, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Burlington Associates Limited Partnership(5)

The Rouse Company of New York, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Seaport Marketplace, LLC

Seaport Marketplace Theatre, LLC

Seaport Marketplace, LLC holds the indicated interest (100% unless  otherwise noted) in the following Maryland entities:

South Street Seaport Limited Partnership(5)

The Rouse Company of Ohio holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Beachwood Place, LLC

Cuyahoga Development Company, LLC

Franklin Park Mall Company, LLC

Beachwood Place, LLC holds the indicated interest (100% unless otherwise noted) in the following Ohio entities:

Beachwood Place Limited Partnership(5)

Franklin Park Mall Company, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Franklin Park Mall, LLC (56.94% owned)

The Rouse Company of Oregon, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse Office Management of Oregon, LLC

Rouse-Portland, LLC

Rouse-Portland, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Pioneer Office Limited Partnership(5)

Pioneer Place Limited Partnership(5)

The Rouse Company of Pennsylvania, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Whiteland I, LLC

Whiteland II, LLC

Whiteland I, LLC . holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Whiteland Holding Limited Partnership(5)

The Rouse Company of Texas, LLC holds the indicated interest (100% unless otherwise noted) in the following entities:

AU Management Company, LLC, a Texas LLC

Austin Mall, LLC, a Maryland LLC

Collin Creek, LLC, a Delaware LLC

Collin Creek Mall Management Company, LLC, a Maryland LLC

Collin Creek Plano, LLC, a Delaware LLC

North Star Mall, LLC, a Texas LLC

NS Management Company, LLC, a Texas LLC

Rouse Fort Worth, LLC, a Maryland LLC

Rouse-Highland, LLC, a Delaware LLC

Rouse-San Antonio, LLC, a Maryland LLC

Rouse Specialty Center, LLC, a Maryland LLC

SDK Mall, LLC, a Texas LLC

Austin Mall, LLC holds the indicated interest (100% unless otherwise noted) in the following entities:

Austin Mall Limited Partnership, a Delaware limited partnership(5)

The Highland Mall Joint Venture, a New York partnership (50% owned)(5)

Collin Creek, LLC holds the indicated interest (100% unless otherwise noted) in the following Texas entities:

Collin Creek Mall, L.P.(5)

Collin Creek Plano, LLC holds the indicated interest (100% unless otherwise noted) in the following Texas entities:

Planole Store, LP(5)

North Star Mall, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

North Star Mall Limited Partnership(5)

Rouse Fort Worth, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

HMF Properties Limited Partnership(5)

Hulen Mall Limited Partnership(5)

Hulen Mall Limited Partnership holds the indicated interest (100% unless otherwise noted) in the following Texas entities:

Hulen Mall Joint Venture(5)

Rouse-Highland, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Highland Mall Limited Partnership (50% owned)(5)

Rouse-San Antonio, LLC holds the indicated interest (100% unless otherwise noted) in the following Texas entities:

LaCantera Retail Limited Partnership (75% owned)(5)

The Rouse Company of Washington, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Rouse-Seattle, LLC

Rouse-Seattle, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Westlake Limited Partnership(5)

Rouse-Westlake Limited II Partnership II(5)

Rouse-Westlake Limited Partnership holds the indicated interest (100% unless otherwise noted) in the following Washington entities:

Westlake Center Associates Limited Partnership (99% owned)(5)

The Rouse Holding Company of Arizona, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Arizona Center, LLC

Rouse Office Management of Arizona, LLC

Rouse-Phoenix Development Company, LLC

Rouse-Phoenix Parking, LLC

Rouse-Phoenix Parking Two, LLC

Rouse-Phoenix Two Corporate Center, LLC

Rouse-Arizona Center, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Arizona Retail Center Limited Partnership(5)

Rouse Office Management of Arizona, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Phoenix Corporate Center Limited Partnership(5)

Rouse-Phoenix Cinema, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Phoenix Theatre Limited Partnership(5)

Rouse-Phoenix Development Company, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Rouse-Phoenix Master Limited Partnership(5)

Rouse-Metro Shopping Center, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Northwest Associates (65.67% owned)(5)

Rouse-Milwaukee, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Grand Avenue Limited Partnership(5)

Rouse Missouri Holding Company holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

The Rouse Company of Missouri, LLC

Rouse-Mizner Park, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Crocker Mizner Park V, Ltd. (50% owned)(5)

Mizner Park Holdings V, LLC

Mizner Park Venture, LLC (50% owned)

Mizner Park Venture, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Mizner Park Holdings I, LLC

Mizner Park Holdings II, LLC

Mizner Park Holdings III, LLC

Mizner Park Holdings IV, LLC

Mizner Park Holdings I, LLC holds the indicated interest (100% unless otherwise noted) in the following Florida entities:

Crocker Downtown Development Associates (50% owned)(5)

Mizner Park Holdings III, LLC holds the indicated interest (100% unless otherwise noted) in the following Florida entities:

Crocker Mizner Park III, Ltd. (50% owned)(5)

Mizner Park Holdings IV, LLC holds the indicated interest (100% unless otherwise noted) in the following Florida entities:

Crocker Mizner Park IV, Ltd. (50% owned)(5)

Rouse Oakbrook, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

UC Oakbrook GenPar, LLC (50% owned)

UC Oakbrook GenPar, LLC holds the indicated interest (100% unless otherwise noted) in the following Illinois entities:

Oak Brook Urban Venture, L.P. (50.51% owned)(5)

Oak Brook Urban Venture, L.P. holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Oakbrook Shopping Center, LLC

Rouse-Oakwood Shopping Center, LLC holds the indicated interest (100% unless otherwise noted) in the following Louisiana entities:

Oakwood Shopping Center Limited Partnership(5)

Rouse Tristate Venture, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Tristate Joint Venture (5% owned)(5)

Rouse-Urban, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Head Acquisition, L.P. (27% owned)(5)

Head Acquisition, L.P. holds the indicated interest (94% unless otherwise noted) in the following Illinois entities:

Urban Shopping Centers, L.P.(5)

Urban Shopping Centers, L.P. holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Southpoint Mall, LLC

Water Tower Joint Venture (55% owned)(5)

Water Tower Joint Venture holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Water Tower, LLC

RREF Holding, LLC holds the indicated interest (100% unless otherwise noted) in the following entities:

O.M. Investment Limited Partnership, a Maryland limited partnership(5)

RII Holding, LLC, a Texas LLC

Three Owings Mills Corporate Center, LLC holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Three Owings Mills Corporate Center Associates Limited Partnership (50% owned)(5)

Three Owings Mills Corporate Center Associates Limited Partnership holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Three Owings Mills Corporate Center Land Limited Partnership (50.1% owned)(5)

TRCD, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Austin Mall Company, LLC

Collin Creek Property, LLC

The Franklin Park Company, LLC

Mall St. Matthews Company, LLC

North Star Mall Company, LLC

One Franklin Park Company, LLC

Rouse Funding Company, LLC

Rouse Funding Two, LLC

TRCDE, LLC

TRCDE Two, LLC

TRCDF, LLC

Two Franklin Park Company, LLC

Willowbrook Mall Company, LLC

TWC Commercial Properties, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

TWC Commercial Properties LP(5)

TWC Commercial Properties LP holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The Woodlands Commercial Properties Co., LP (42.5% owned)(5)

The Woodlands Commercial Properties Co., LP holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

HC-2002 GP, LLC

Holly Creek Apts. I, LP(5)

Holly Creek Apts. II, LP(5)

Woodlands Office Equities-95 Ltd.(5)

Woodlands VTO Commercial GP, LLC

HC-2002 GP, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

HC-2002 LP(5)

Woodlands VTO 2000 Commercial GP, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Woodlands VTO 2000 Commercial LP(5)

Two Owings Mills Corporate Center, LLC . holds the indicated interest (100% unless otherwise noted) in the following Maryland entities:

Two Owings Mills Corporate Center Associates Limited Partnership (50% owned)(5)

TWC Operating Holdings, Inc. holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

TWC Operating, LLC

TWC Operating, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

TWC Operating, LP(5)

TWC Operating, LP holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The Woodlands Operating Co., LP(5)

The Woodlands Operating Co., LP holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

WECCR, Inc.

The Woodlands Brokerage, LLC

The Woodlands Corp.

WECCR, Inc. holds the indicated interest (100% unless otherwise noted) in t the following Delaware entities:

Corporate Housing Partnership(5)

WECCR GP(5)

WECCR GP holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The Woodlands Beverage, Inc.

The Woodlands Beverage, Inc. holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

Beverage Operations, Inc.

The Woodlands Brokerage, LLC holds the indicated interest (100% unless otherwise noted) in the following Delaware entities:

The Woodlands Commercial Brokerage Co., LP(5)

(1) The registrant owns all of the common securities of the trust.  The Preferred Securities of the trust were sold in a public registered offering in 1995.

(2) The above referenced entity is a trustee of the trust.  The registrant’s affiliates aggregately own the indicated interest (100% unless otherwise noted).

(3) TRC Exton Plymouth 12, LLC owns 12% of the membership interests of Plymouth Meeting Property, LLC.  TRC Exton Plymouth 13 through TRC Exton Plymouth 39, LLC each own 1% of the membership interests of Plymouth Meeting Property, LLC, a Delaware LLC

(4) TRC Gallery at Market East 1 through 39 each own 1% of the membership interests of Gallery at Market East, LLC, a Delaware LLC

(5) The above referenced entity is a general partner of the partnership.  The registrant’s affiliates aggregately own the indicated interest (100% unless otherwise noted).

(6) Rouse Columbia Contribution, LLC is owned by various subsidiaries and affiliates of The Howard Research And Development Holdings Corporation.